                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  MAY 13, 2003

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

                             RHODE ISLAND 05-0318215
          (STATE OR OTHER JURISDICTION OF (IRS EMPLOYER IDENTIFICATION
                     INCORPORATION OR ORGANIZATION) NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibit

Exhibit no.       Exhibit
99.1     Press Release dated May 13, 2003

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In accordance with Securities and Exchange  Commission Release No. 33-8126,
the  following  information,  which is intended to be  furnished  under Item 12,
"Results of Operations  and  Financial  Condition",  is instead being  furnished under Item 9, "Regulation FD Disclosure."  This information  shall not be deemed
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended (the "Exchange  Act"),  or incorporated by reference in any filing under the Securities Act of 1933, as amended,  or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 13,  2003,  Astro-Med,  Inc.  issued  a press  release  in  which it disclosed unaudited financial  information related to first quarter consolidated earnings.  A copy of the press release relating to such announcement,  dated May
13,  2003,  is attached  hereto as Exhibit  99.1 and is  incorporated  herein by reference.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: May 16, 2003                        ASTRO-MED, INC.

                                          By: /s/ Joseph P. O'Connell
                                              ------------------------
                                              Vice President and Treasurer Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated May 13, 2003

                          Exhibit 99.1 - Press Release
                          ----------------------------

--------------------------------------------------------------------------------
                                  PRESS RELEASE
--------------------------------------------------------------------------------

                                [OBJECT OMITTED]
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

        Astro-Med Estimates Strong Sales and Profit for the First Quarter

Contact:  Albert W. Ondis, CEO
          Joseph P. O'Connell, CFO                                  May 13, 2003
          Astro-Med, Inc.
          (401) 828-4000

West Warwick, RI -- Astro-Med,  Inc. (NASDAQ:ALOT) announced today it expects to report  sales of $13.2  million  for the First  Quarter  ended May 3,  2003,  an increase of 16% over the $11.4 million reported for the corresponding quarter of the prior year. The Company  anticipates net income of  approximately  $500,000, equal to 12 cents per share, for the Quarter compared to a net loss of $632,000, equal to 15 cents per share, for the corresponding Quarter of the prior year.

Commenting on the First Quarter,  Albert W. Ondis,  Chairman and Chief Executive
Officer stated:  "Coming on the heels of the excellent  operating results of the
Fourth  Quarter,   when  we  reported  sales  of  $12.9  million,  this  quarter exemplifies  continuing progress.  We are very gratified to report that incoming new orders,  including  the Airbus order that we recently  announced,  reached a record $15.0  million in the quarter.  This is an all-time high and is a further sign that our new products are being well received in the marketplace."

The Company's  actual results for the First Quarter will be released on Tuesday,
May 20,  2003 and  management  will  discuss  the  results in detail  during our conference  call on May 21,  2003  at  11:00  AM  EDT.  The  conference  will be broadcast  in real  time over the  Internet.  Access is  available  through  the
Company's website at www.astromed.com.

Astro-Med,  Inc.  is a  leading  manufacturer  of high tech  specialty  printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial,  scientific and medical applications.

                                      # # #
                              Safe Harbor Statement

This news release contains  forward-looking  statements,  and actual results may vary from those  expressed  or implied  herein.  Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2003 annual report and its annual and quarterly filings with the Securities and Exchange Commission.